SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                October 25, 2005
                                ----------------
                                 Date of Report
                        (Date of earliest event reported)


                              VERTRUE INCORPORATED
                              --------------------
             (Exact name of registrant as specified in its charter)



       DELAWARE                        0-21527                   06-1276882
-------------------------      ------------------------      -------------------
(State of Incorporation)       (Commission File Number)      (I.R.S. Employer
                                                             Identification No.)


                               680 Washington Blvd
                           Stamford, Connecticut 06901
                          -----------------------------
                    (Address of principal executive offices,
                               including zip code)


                                 (203) 324-7635
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

                              VERTRUE INCORPORATED


Item 2.02. Results of Operations and Financial Condition.

On October 25, 2005, Vertrue Incorporated issued a press release announcing fiscal 2006 first quarter results, a copy of which is attached hereto as Exhibit
99.1 and is incorporated by reference herein in its entirety.

Item 9.01. Financial Statements, Pro Forma Financial Statements and Exhibits.

(c)  Exhibits:

     99.1   Press release dated October 25, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                VERTRUE INCORPORATED
                                (Registrant)


Date:  October 25, 2005
                               By:  /s/ Gary A. Johnson
                                    --------------------------------
                                    NAME: Gary A. Johnson
                                    TITLE: President and Chief Executive Officer

                                INDEX TO EXHIBITS


No.      Description
---      -----------
99.1     Press release dated October 25, 2005.